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                       LASALLE BANK NATIONAL ASSOCIATION
                            135 SOUTH LASALLE STREET
                               CHICAGO, IL 60603

                                December 15, 2003



Whitehall Jewellers, Inc.
155 North Wacker Drive, Suite 500
Chicago, Illinois  60606
Attention:  John R. Desjardins

         Re:  Whitehall Jewellers, Inc. Credit Agreement

Dear John:

         Reference is hereby made to that certain Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003 (the "Credit Agreement") by and among Whitehall Jewellers, Inc. a Delaware corporation (the "Borrower"), LaSalle Bank National Association, as administrative agent for the banks ("Banks") party thereto (in such capacity, "Administrative Agent"), the Banks, ABN AMRO Bank N.V., as syndication agent, and JP Morgan Chase Bank, as documentation agent. Terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Pursuant to the request of Borrower, the Agent and the Banks hereby agree to make a one time amendment to Section 8.4(b) of the Credit Agreement to extend the required delivery date for the Borrower's quarterly financial statements solely for the quarter ended October 31, 2003 from December 15, 2003 to December 31, 2003.

         As a condition of the amendment set forth herein, the Borrower hereby agrees (i) that the LIBOR Applicable Margin set forth in the Credit Agreement shall be increased 1.50% to 2.00% unless and until further adjustment is warranted at the next Performance Adjustment Date, and (ii) to deliver to each of the Banks an additional Borrowing Base Report, in form and substance acceptable to the Agent, as of the fifteenth (15th) day of each calendar month for all monthly reporting periods hereafter, which shall be delivered to each of the Banks on or before the twentieth (20th) day of each month.

         The Borrower hereby acknowledges and agrees that the agreement contained in this agreement is granted by the Agent and the Banks only for the limited purpose set forth herein and should not be deemed a waiver or limitation of any claims, demands, rights or remedies of the Agent and the Banks under the Credit Agreement or any of the Loan Documents. This agreement is granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the future ability of the Banks or the Agent to declare an Event of Default under or otherwise enforce the terms of the Credit Agreement.

         The agreement set forth herein shall be limited precisely as written and, no term or provisions herein shall, or shall be deemed or construed to, (i) be a consent to any waiver,

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amendment or modification of any other term, provision or condition of the
Credit Agreement or the Loan Documents, (ii) affect, impair, operate as a waiver of, or prejudice any right, power or remedy which Agent or any Bank may now or hereafter have pursuant to the Credit Agreement or the Loan Documents or any other document, agreement, security agreement or instrument executed by any Person in connection with or related thereto, or at law, in equity or by statute, including, without limitation, with regard to any existing or hereafter arising Event of Default, (iii) impose upon Agent or any Bank any obligation, express or implied, to consent to any amendment or further modification of the Credit Agreement or (iv) be a consent to any waiver of any existing Event of Default. Agent and the Banks hereby expressly reserve all rights, powers and remedies specifically given to them under the Credit Agreement or now or hereafter existing at law, in equity or by statute.

         None of the terms and conditions of this agreement may be changed, modified, waived, or canceled, except by writing signed by all the parties hereto, specifying such change, modification, waiver, or cancellation. Except as otherwise specifically set forth herein, the Credit Agreement and all the Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         This agreement shall not suspend, waive or affect any representation, warranty, covenant or condition contained in the Credit Agreement. All provisions, terms and conditions of the Credit Agreement remain in full force and effect.

         This agreement may be executed in any number of facsimile counterparts, all of which when taken together shall constitute one instrument.

                            [SIGNATURE PAGE FOLLOWS]


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                                              Very truly yours,

Acknowledged and Agreed to
as of this    day of December, 2003           LASALLE BANK NATIONAL
          ----                                ASSOCIATION, for itself and as
WHITEHALL JEWELLERS, INC.                     Agent for the Banks

By:/s/ JOHN DESJARDINS
   -------------------------------            By:/s/ MEG MARION
Name: JOHN DESJARDINS                            -------------------------------
     -----------------------------            Name: MEG MARION
Title:EXECUTIVE VICE PRESIDENT AND                 -----------------------------
      CHIEF FINANCIAL OFFICER                 Title: SENIOR VICE PRESIDENT
      ----------------------------                  ----------------------------

                                              JPMORGAN CHASE BANK, individually
                                              and as Documentation Agent


                                              By:/s/ IRENE B. SPECTOR
                                                 -------------------------------
                                              Name: IRENE B. SPECTOR
                                                   -----------------------------
                                              Title: VICE PRESIDENT
                                                    ----------------------------

                                              ABN AMRO BANK N.V., individually
                                              and as Syndication Agent


                                              By:/s/ JEFFREY SARFATY
                                                 -------------------------------
                                              Name: JEFFREY SARFATY
                                                   -----------------------------
                                              Title: VICE PRESIDENT
                                                    ----------------------------

                                              By: /s/ FREDERICK G. JENNINGS
                                                 -------------------------------
                                              Name: FREDERICK G. JENNINGS
                                                   -----------------------------
                                              Title: VICE PRESIDENT
                                                     ---------------------------

                                              FLEET CAPITAL CORPORATION, as a
                                              Bank


                                              By: /s/ BRIAN CONOLE
                                                 -------------------------------
                                              Name: BRIAN CONOLE
                                                   -----------------------------
                                              Title: SR. VICE PRESIDENT
                                                    ----------------------------

                                              SOVEREIGN BANK, as a Bank


                                              By: /s/ IRENE A. OGAREK
                                                 -------------------------------
                                              Name:IRENE A. OGAREK
                                                   -----------------------------
                                              Title: VICE PRESIDENT
                                                    ----------------------------


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